April 15, 2013 Thermo Fisher Scientific to Acquire Life Technologies The world leader in serving science Proprietary & Confidential Exhibit 99.2

Safe Harbor Statement / Use of Non-GAAP Financial Measures
The following constitutes a "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements that involve a number of risks and uncertainties. Important factors that could cause actual results to differ materially from those indicated by forward-looking statements include risks and uncertainties relating to: the need to develop new products and adapt to significant technological change; implementation of strategies for improving growth; general economic conditions including economic conditions in the countries in which Thermo Fisher and Life Technologies sell products, and related uncertainties; dependence on customers' capital spending policies and government funding policies; the effect of exchange rate fluctuations on international operations; the effect of healthcare reform legislation; use and protection of intellectual property; the effect of changes in governmental regulations; and the effect of laws and regulations governing government contracts, as well as the possibility that expected benefits related to the transaction may not materialize as expected; the transaction not being timely completed, if completed at all; prior to the completion of the transaction, Life Technologies’ business experiencing disruptions due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with employees, licensees, other business partners or governmental entities; difficulty retaining certain key employees; and the parties being unable to successfully implement integration strategies or to achieve expected synergies and operating efficiencies within the expected time-frames or at all.  Additional important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth in Thermo Fisher’s Annual Report on Form 10-K for the fiscal year ended December 31,
2012, which is on file with the SEC and available in the “Investors” section of Thermo Fisher’s website under the heading “SEC
Filings,” and in Life Technologies’ Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and recent current report on form 8-K, each of which are on file with the SEC and available in the “Investor Relations” section of Life Technologies’
website under the heading “SEC Filings”.  While Thermo Fisher or Life Technologies may elect to update forward-looking statements at some point in the future, each of Thermo Fisher and Life Technologies specifically disclaims any obligation to do so, even if estimates change and, therefore, you should not rely on these forward-looking statements as representing either of Thermo
Fisher’s or Life Technologies’ respective views as of any date subsequent to today.
In addition to the financial measures prepared in accordance with generally accepted accounting principles (GAAP), we use certain non-GAAP financial measures, including adjusted EPS, adjusted operating income, adjusted EBITDA, adjusted net income and adjusted ROIC, which exclude restructuring and other costs/income and amortization of acquisition-related intangible assets.
Adjusted EPS, adjusted net income and adjusted ROIC also exclude certain other gains and losses, tax provisions/benefits related to the previous items, benefits from tax credit carryforwards, the impact of significant tax audits or events and discontinued
operations. We exclude the above items because they are outside of our normal operations and/or, in certain cases, are difficult to forecast accurately for future periods.  We also use the non-GAAP measure, free cash flow, which excludes operating cash flows from discontinued operations and deducts net capital expenditures. We believe that the use of non-GAAP measures helps investors to gain a better understanding of our core operating results and future prospects, consistent with how management measures and forecasts the company's performance, especially when comparing such results to previous periods or forecasts.

Additional Information and Where to Find It
This communication may be deemed to be solicitation material in respect of the proposed acquisition of Life Technologies by Thermo
Fisher. In connection with the proposed acquisition, Life Technologies intends to file relevant materials with the SEC, including Life
Technologies’ proxy statement in preliminary and definitive form. Stockholders of Life Technologies are urged to read all relevant documents filed with the SEC, including Life Technologies’ definitive proxy statement, because they will contain important information about the proposed transaction. Investors and security holders are able to obtain the documents (once available) free of charge at the
SEC’s web site,
http://www.sec.gov,
or for free from Life Technologies by emailing ir@lifetech.com or calling (760) 603-7208. Such documents are not currently available.
Participants in Solicitation
Thermo Fisher and its directors and executive officers, and Life Technologies and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Life Technologies common stock in respect of the proposed transaction. Information about the directors and executive officers of Thermo Fisher is set forth in its proxy statement for Thermo
Fisher’s 2013 Annual Meeting of stockholders, which was filed with the SEC on April 9, 2013. Information about the directors and executive officers of Life Technologies is set forth in the proxy statement for Life Technologies’ 2013 Annual Meeting of stockholders, which was filed with the SEC on March 15, 2013. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the acquisition (once available).

4 Technology and Innovation Leader Ultimate Customer Partner Compelling Financial Profile Combination Creates Unrivaled Industry Leader

life technologies™

invitrogen
gibco
applied biosystems
ion torrent
ambion
molecular probes
novex

ThermoFisher SCIENTIFIC

Key product categories
• Research consumables
• Genetic analysis
• Applied sciences
Attractive revenue profile*
Premier life sciences brands
*  Based on FY 2012 revenues
Life Technologies Company Profile
Mix
Instruments
15%
Consumables
& Services
85%
Regions
Americas
45%
Europe
31%
APAC
14%
Japan
10%
•
A global leader in life sciences
•
2012 Revenue: $3.8 billion
•
10,000 Employees
•
50,000+ Products

Enhances scale and depth of capabilities in research, specialty diagnostics and applied markets
Technology leadership in proteomics, genomics and cell biology
World-class e-commerce and supply-chain infrastructure
Industry-leading presence in high-growth emerging markets
Strengthens Value Proposition for Our Customers
Creates Compelling Value for Our Shareholders
Strategic Rationale
Attractive returns and new growth opportunities
Meaningful synergies and strong cash flow
Significant accretion to adjusted EPS
Next-generation sequencing platform provides new long-term growth opportunities

Products Portfolio** Geographies
Pro forma revenues: $16.3B*
*  Based on FY 2012 revenues of both companies
**Percentages calculated before inter-company eliminations
Increased recurring revenue and scale in emerging markets
Instruments &
Equipment
27%
Consumables
61%
Lab Products &
Services
35%
Services
12%
Unrivaled Industry Leadership
Analytical
Technologies
24%
Specialty
Diagnostics
18%
Lab Products &
Services
XX%
Life
Technologies
23%
Europe
26%
North
America
52%
Asia-Pacific
18%
ROW
4%

Thermo Fisher SCIENTIFIC

life technologies™

Thermo Fisher SCIENTIFIC

• Mass spectrometry
• Liquid chromatography
• Spectroscopy
Research and Discovery Production
Specialty
Diagnostics
• Protein sample prep
• Laboratory consumables
• Research chemicals
• Single-use
bioprocess
technologies
• Cell factories
• Next-generation
sequencing
• q-PCR
• Capillary
electrophoresis
• Cell biology
• Molecular biology
reagents
• Sera and media
• Chromatography
• Cancer
• Infectious
disease
• Biomarkers
• Transplant
• Microbiology
• Allergy
Unique ability to accelerate customer innovation
Applied
Markets
• Food safety
• Environmental
Technology and Innovation Leader
• Forensics
• Animal health

Fisher Scientific
2011/2012

ThermoFisher
SCIENTIFIC

• Global key accounts and strategic
partnerships
• Unparalleled customer access
• Unmatched customer channels in
research and healthcare
• Leading e-commerce capability
• 10,000 field sales and service
employees
• 2,700 scientists
• >8,000 patents and licenses
• Industry’s largest R&D budget
Commercial Reach
Deep Applications Expertise
• World-class inventory and logistics
management
• Cold-chain expertise
• 50,000 orders / shipments every day
Operational Excellence
Ultimate Customer Partner
Leading capabilities to enable
customer productivity

Price
• Total cash consideration of $13.6 billion ($76 per fully diluted share)
• Plus assumption of Life Technologies net debt, $2.2 billion as of year-end 2012
Returns
• Attractive return profile and strong cash flow
• Adjusted ROIC* to exceed cost of capital in year 4
• Significantly and immediately accretive to adjusted EPS
• Expected to add $0.90 to $1.00 to adjusted EPS in first full year
Synergies
• Estimated to generate $275 million of adjusted operating income synergies by 3rd full year – $85 million in first full year
• Cost: $250 million by combining global infrastructure
• Revenue: $25 million by combining commercial capabilities
Tax Benefit
• Greater tax efficiencies from leveraging combined global structure
*  Adjusted return on invested capital is annual adjusted net income, excluding net interest expense, net of related tax benefit, divided by trailing five quarters’ average invested capital.
Compelling Financial Profile
Significant opportunity to create shareholder value

Financing
• Fully committed bridge facility in place
• Permanent financing from available cash, and issuance
of new debt and equity prior to close
•
Expected mix: $9.5 -
$10 billion of cash and debt and
up to $4 billion of equity financing
Leverage
• Pro forma leverage ratio of 4.3 - 4.4x TTM adjusted EBITDA at close
• Financing structured to maintain investment-grade debt ratings
• Combined annual free cash flow of >$2.5 billion will allow for rapid reduction of debt
• Expect to achieve target leverage ratio of 2.5 – 3.0x
by end of year 2
Path to
Completion
• Life Technologies shareholder approval
• Customary regulatory approvals in relevant jurisdictions
• Expected to close early in 2014
Transaction Overview

12 Technology and Innovation Leader Ultimate Customer Partner Compelling Financial Profile Combination Creates Unrivaled Industry Leader